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                                                                    Exhibit 10.2
                                                                    ------------

                                THE GEON COMPANY
                              INCENTIVE STOCK PLAN
                              --------------------
                                   (1993 PLAN)
                (as amended and restated through August 31, 2000)


1.       PURPOSE
         -------

         The purpose of The Geon Company Incentive Stock Plan (the "Plan") is to promote the interests of the shareholders by furthering the long-term performance of the Company and to enable the Company to be competitive in encouraging key employees who perform services of special importance to the management, operation and the development of the business of the Company or its subsidiaries to remain in its service, to attract others to it, and to provide such employees with an additional incentive to contribute to the prosperity of the Company and its shareholders.

2.       DEFINITIONS
         -----------

         In addition to the terms defined herein, the following terms shall have the following meanings:

                  (a) "Common Stock" or "stock" - (i) for periods prior to the Effective Time, Common Stock, $.10 par value, of the Company, and (ii) for periods from and after the Effective Time, common shares, $.01 par value, of the Company, including in both cases authorized and unissued shares, treasury shares, and shares transferred from The Geon Share Ownership Trust or the M.A. Hanna Company Associates Ownership Trust.

                  (b) "Company" - (i) for periods prior to the Effective Time, The Geon Company, a Delaware corporation, and (ii) for periods from and after the Effective Time, PolyOne Corporation, an Ohio corporation.

                  (c) "Effective Time" - The Effective Time as defined in the Agreement and Plan of Consolidation, dated as of May 7, 2000, as amended, by and among M.A. Hanna Company, The Geon Company and Consolidation Corp.

3.       INCENTIVES
         ----------

         Incentives under the Plan may be granted in any one or a combination of
(a) stock options which may consist of (i) Incentive Stock Options (as defined in Section 6) or other statutory stock options and/or (ii) non-qualified stock options; (b) Stock Appreciation Rights (as defined in Section 8); (c) Limited Stock Appreciation Rights (as defined in Section 9); and (d) stock awards which may consist of (i) Restricted Stock (as defined in Section 10) and/or (ii) Performance Stock (as defined in Section 10) (collectively, "Incentives"). All Incentives shall be subject to the terms and conditions set forth herein and to such other terms and conditions as may be established in the manner prescribed by the Board of Directors of the Company (the "Board").


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4.       ADMINISTRATION
         --------------

         To the extent permitted by law the Board may delegate any or all of its powers under this Plan to a committee (the "Committee") of not less than two directors, who are not officers or employees of the Company, and who are not eligible to participate in the Plan and have not participated in the Plan for at least one year. The Board or the Committee may delegate to the chief executive officer of the Company its duties under the Plan, with respect to not more than 10% of the shares authorized under this Plan, pursuant to such conditions or limitations as the Board or Committee may establish, except that only the Board or the Committee may select participants and grant options, appreciation rights and stock awards to participants who are subject to Section 16 of the Securities Exchange Act of 1934, as amended. The Board, the Committee or the chief executive officer, as the case may be, shall be referred to as the "Granting Authority."

5.       ELIGIBILITY
         -----------

         Regular key employees of the Company and its subsidiaries, including officers, whether or not directors, shall be eligible to participate in the Plan. Directors who are not regular employees are not eligible. Participation in the Plan shall be limited to those key employees of the Company selected by the Granting Authority.

6.       STOCK OPTIONS
         -------------

         The Granting Authority may in its discretion from time to time grant to eligible employees options to purchase, except as provided below, at a cash price not less than 100% of the Fair Market Value (as defined in Section 16) on the date of the grant (the "Option Price"), treasury stock or authorized but unissued Common Stock of the Company, subject to the conditions set forth in this Plan. Within 60 days of the Company's initial public offering, the Board or the Committee may grant options to purchase Common Stock of the Company at less than 100% of the Fair Market Value to Company employees who hold stock options from The B.F. Goodrich Company in substitution for such options in compliance with Section 424 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), on condition that (a) the eligible employees surrender all their then unexercised stock options issued by The B.G. Goodrich Company; (b) the eligible employees surrender the excess of the aggregate Fair Market Value of all stock subject to the option immediately before such substitution over the aggregate Option Price of such stock; and (c) the new options do not provide the participant any additional benefits than the surrendered options.

         The Granting Authority, at the time of granting to any employee an Incentive under the Plan, may designate options "Incentive Stock Options" pursuant to Section 422 of the Internal Revenue Code or any other statutory stock option that may be permitted under the Internal Revenue Code from time to time, provided, however that (a) the date on which such options and related appreciation rights shall expire, if not exercised, may not be later than ten years after the date of grant of the option, (b) in the case of options designated as Incentive Stock Options, the aggregate Fair Market Value of stock optioned to an employee (determined at time of grant) under this Plan or any other plan of this Company and its subsidiaries with respect to which



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incentive stock options are exercisable for the first time by such employee during any calendar year shall be limited to $100,000 (unless such Section 422 limit is revised, then in conformance with such revision) and (c) in case of any other statutory stock option permitted under the Internal Revenue Code, then in accordance with such provisions as in effect from time to time.

         Within the foregoing limitations, the Granting Authority shall have the authority in its discretion to specify all other terms and conditions, including but not limited to provisions for the exercise of options in installments, the time limits during which options may be exercised, and in lieu of payment in cash, the exercise in whole or in part of options by tendering Common Stock of the Company owned by the employee, valued at the Fair Market Value on the date of exercise or other acceptable forms of consideration equal in value to the Option Price. The Board or Committee may, in its discretion, establish rules or conditions with respect to utilization of Common Stock for all or part of the Option Price. Furthermore, the Board or Committee may, in its discretion, establish rules or conditions for the surrendering of a portion of a grant in satisfaction of any withholding tax obligation.

7.       APPRECIATION RIGHTS
         -------------------

         The Granting Authority may, in its discretion, grant Stock Appreciation Rights and Limited Stock Appreciation Rights (as described in Sections 8 and 9, respectively) in connection with any stock option, either at the time of grant of such stock option or any time thereafter during the term of such stock option. Except for the terms of this Plan with respect to Limited Stock Appreciation Rights, each such appreciation right shall be subject to the same terms and conditions as the related stock option and shall be exercisable at such times and to such extent as the Granting Authority shall determine, but only so long as the related option is exercisable. The number of both Stock Appreciation Rights or Limited Stock Appreciation Rights granted shall not exceed the number of shares which may be purchased upon exercise of a related option. The number of both Stock Appreciation Rights and Limited Stock Appreciation Rights shall be reduced not only by the number of appreciation rights exercised but also by the number of shares purchased upon the exercise of a related option. A related stock option shall cease to be exercisable to the extent surrendered for the exercise of an appreciation right.

8.       STOCK APPRECIATION RIGHTS
         -------------------------

         Upon surrender to the Company of the unexercised related stock option, or any portion thereof, a "Stock Appreciation Right" shall entitle the optionee to receive from the Company in exchange therefor (a) a payment in stock as determined below, or (b) to the extent determined by the Granting Authority, the cash equivalent of the Fair Market Value of such payment in stock on the exercise date had the employee been awarded a payment in stock instead of cash, or any combination of stock and cash. The number of shares which shall be issued pursuant to the exercise of Stock Appreciation Rights shall be determined by dividing (1) the total number of Stock Appreciation Rights being exercised multiplied by the amount by which Fair Market Value of a share of Common Stock of the Company on the exercise date exceeds the Option Price of the related option, by (2) the Fair Market Value of a share of Common Stock of the Company on the exercise date. No fractional shares shall be issued.



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9.       LIMITED STOCK APPRECIATION RIGHTS
         ---------------------------------

         The grant of a "Limited Stock Appreciation Right" will permit a grantee to exercise such right for cash during a 60-day period commencing on the date on which any of the events described as a change in control in Section 14 herein occurs, each of which events shall hereinafter be known as a "Change in Control." Notwithstanding the foregoing, however, if the Change in Control occurs within six months after the date on which a Limited Stock Appreciation Right was granted, then the 60-day period during which such right may be exercised for cash shall commence six months after the date on which the Limited Stock Appreciation Right was granted. The amount of cash received upon the exercise of any Limited Stock Appreciation Right under either of the preceding two sentences shall equal the excess, if any, of the Fair Market Value of a share of the Company's Common Stock on the date of exercise of the Limited Stock Appreciation Right, over the Option Price of the stock option to which the Limited Stock Appreciation Right relates.

10.      STOCK AWARDS
         ------------

         The Granting Authority, in lieu of or in addition to granting stock options with or without appreciation rights under this Plan, may make awards ("Stock Awards") in Common Stock or denominated in units of Common Stock. All or part of any Stock Award may be subject to conditions established by the Granting Authority, which may include, but are not limited to, continuous service with the Company ("Restricted Stock") and attainment of specific performance objectives ("Performance Stock"). Stock Awards may include the awarding of additional stock ("Additional Stock") upon attainment of performance objectives. If the Common Stock is awarded subject to attainment of performance objectives or continued service with the Company, the stock may be registered in the participant's names when initially awarded, but possession of the certificates for the stock, or appropriate book entry, shall be retained by the Company for the benefit of participants, subject to the conditions of the Stock Awards. In such event, each participant shall have the right to receive all dividends and other distributions made with respect to Stock Awards registered in his or her name and shall have the right to vote or execute proxies with respect to such registered shares. Stock Awards with respect to which the restrictions are not removed in accordance with the provision of the Stock Awards shall be forfeited and shall revert to the treasury of the Company.

11.      ASSIGNABILITY
         -------------

         Incentives granted under this Plan shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code and such Incentives shall be exercisable during the employee's lifetime only by the employee or by the employee's guardian or legal representative or permitted transferee or, in the event of death, by the employee's estate or by a person who acquires the Incentives by bequest or inheritance.



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12.      CORPORATE REORGANIZATION
         ------------------------

         The number and kind of shares authorized for delivery under this Plan and, if appropriate, the purchase price per share, shall be adjusted appropriately in the event of any stock split, stock dividend, combination of shares, merger, consolidation, reorganization, or other change in the nature of the shares of the Company (any one or more of the foregoing hereinafter a "Corporate Reorganization"). The determination of what adjustments, if any, are appropriate shall be made by the Board or Committee.

13.      CORPORATE REORGANIZATIONS
         -------------------------

         In the event of a dissolution or liquidation of the Company or a sale of all or substantially all of its assets or other Corporate Reorganization in which the Company is not the surviving corporation, or any merger in which the Company is the surviving corporation but the holders of its Common Stock receive securities of another corporation, any outstanding options hereunder shall terminate; provided that each optionee shall, in such event, have the right, immediately prior to such dissolution, liquidation, sale of assets or Corporate Reorganization in which the Company is not the surviving corporation or any merger in which the Company is the surviving corporation but the holders of its Common Stock receive securities of another corporation, to exercise any unexpired option and/or Stock Appreciation Right in whole or in part without regard to the exercise date contained in such option. Nothing herein contained shall prevent the assumption and continuation of any outstanding option or the substitution of a new option by the surviving corporation.

14.      CHANGE IN CONTROL
         -----------------

         Options and any related appreciation rights that are not exercisable shall become immediately exercisable upon a Change in Control. Anything to the contrary notwithstanding, upon a Change in Control of the Company, an interim removal of restrictions on all or a portion of the Performance Stock award and the awarding of Additional Stock, if appropriate, shall be made to each participant within five days following the occurrence of the Change in Control with respect to all outstanding Performance Stock awarded to such participant (the "Interim Action"). The Interim Action with respect to each outstanding Performance Stock award shall be calculated (a) based upon the performance objectives attained as of the end of the most recent quarter in the plan cycle related to each such award (the "Determination Date") ending prior to the Change in Control and as if the Determination Date were the end of the last quarter in such plan cycle and (b) based upon the number of full and partial months through the occurrence of the Change in Control that have elapsed in the plan cycle with respect to each such Performance Stock award. The amount of such Interim Action with respect to each such outstanding Performance Stock award shall be a prorated portion (based upon the number of full and partial months through the occurrence of the Change in Control that have elapsed in the plan cycle related to such award) of the amount of the Performance Stock award that would have been payable to the participant at the end of the relevant plan cycle, calculated assuming attainment of the greater of (a) 100% of the performance objective with respect to such plan cycle or (b) the actual percentage (annualizing a partial year, if any) of the performance objective attained as of the Determination Date and as if the Determination Date were the end of the plan cycle related to such Performance Stock award. The Interim Action shall not reduce the obligation of the



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Company to make a final removal of restrictions or award of Additional Stock
("Final Action") under the terms of the Plan, but any Interim Action made with respect to a Performance Stock award shall be offset against the Final Action, if any, required under the terms of the Plan with respect to such Performance Stock award at the actual end of the plan cycle related to such Performance Stock award. Notwithstanding the foregoing, in no event shall a participant be required to return stock or refund to the Company, or have offset against any other payment due such participant from or on behalf of the Company, all or any portion of an Interim Action. Upon a Change in Control all restrictions on Restricted Stock shall lapse and the participant shall immediately receive all Restricted Stock free of further restrictions. For purposes of the Plan, a Change in Control shall mean:

                  (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company where such acquisition causes such Person to own 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not be deemed to result in a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) below; provided, further, that if any Person's beneficial ownership of the Outstanding Company Voting Securities reaches or exceeds 20% as a result of a transaction described in clause
         (i) or (ii) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 20% or more of the Outstanding Company Voting Securities; and provided, further, that if at least a majority of the members of the Incumbent Board (as defined below) determines in good faith that a Person has acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the Outstanding Company Voting Securities inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) less than 20% of the Outstanding Company Voting Securities, then no Change in Control shall have occurred as a result of such Person's acquisition; or

                  (ii) individuals who, as of November 6, 1996, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to November 6, 1996 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the


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         election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) the approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Business Combination pursuant to which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

         Notwithstanding any other provision of this Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Granting Authority shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the stock option is fully exercisable and in lieu of the payment of the exercise price for the Common Stock being purchased under the stock option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the stock option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price (as defined below) per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the stock option multiplied by the number of shares of Common Stock granted under the stock option as to which the right granted under this Section 14 shall have been exercised.



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         For purposes of the Plan "Change in Control Price" shall mean the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Common Stock paid in such tender or exchange offer or Business Combination; provided, however, that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

15.      SHARES AVAILABLE FOR INCENTIVES
         -------------------------------

         Subject to adjustment as provided in the following paragraph, there is hereby reserved for issuance under the Plan, 4,000,000 shares in 1993, and in each calendar year thereafter one percent of the outstanding shares of the Company's Common Stock as of the first business day of each calendar year. The shares available for granting Incentives in any year shall be increased by the number of shares available under the Plan in previous years but not covered by Incentives granted under the Plan in those years plus any shares as to which options or other benefits granted under the Plan have lapsed, expired, terminated, forfeited or been canceled for any reason without being exercised. However, upon surrender of a stock option on exercise of the related appreciation right, the number or shares subject to the surrendered option shall be charged against the maximum number of shares issuable under the Plan and shall not be available for future options.

16.      FAIR MARKET VALUE
         -----------------

         For all purposes of this Plan the "Fair Market Value" of a share of stock shall be the mean of the high and low prices of the Company's Common Stock on the relevant date or, if no sale was made on such date, then on the next preceding day on which such a sale was made (a) if the Company's stock is listed on the New York Stock Exchange, as reported on the New York Stock Exchange Composite Transactions listing (or similar report), or (b) if the Company's stock is listed on the NASDAQ National Market System, then as reported on such system, or (c) if not listed on either the New York Stock Exchange or the NASDAQ National Market System, as determined by the Board or Committee.

17.      TERMINATION OF EMPLOYMENT
         -------------------------

         Upon the termination of employment of any employee for any reason, his or her options and any related appreciation rights shall terminate at the time with respect to all shares which were not then purchasable by him or her, provided, however, that if the termination of employment is by reason of death, disability or retirement the Board may in its sole discretion provide that such options and related appreciation rights shall not terminate upon death,



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disability or retirement and may become immediately exercisable or continue to become exercisable in accordance with the terms of the original grant.

18.      COMPLIANCE WITH LAW
         -------------------

         Notwithstanding any other provisions of the Plan, the issuance or delivery of any shares may be postponed for such period as may be required to comply with any applicable requirements of any national securities exchange or any requirements under any other law or regulation applicable to the issuance or delivery of such shares, and the Company shall not be obligated to issue or deliver any such shares if the issuance or delivery thereof shall constitute a violation of any provision of any law or any regulation of any governmental authority or any national securities exchange.

19.      EMPLOYMENT
         ----------

         Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

20.      GRANTING AUTHORITY'S DETERMINATION
         ----------------------------------

         The Granting Authority's determinations under the Plan including without limitation, determinations of the participants to receive awards or grants, the form, amount and timing of such awards or grants, the terms and provisions of such awards or grants and the agreements evidencing same, and the establishment of any performance objectives need not be uniform and may be made by it selectively among participants who receive, or are eligible to receive Incentives under the Plan whether or not such participants are similarly situated.

21.      INTERPRETATION AND AMENDMENT
         ----------------------------

         The Board or Committee shall have the power to interpret the provisions of this Plan and of all Incentives granted hereunder and the Board shall have the power to amend this Plan from time to time, provided, however, that no amendment shall be made without the approval of shareholders which has the effect of increasing the number of shares of stock subject to this Plan (other than in connection with a Corporate Reorganization), changing the class of employees eligible to participate, reducing the purchase price of shares pursuant to options to an amount less than 100% of the Fair Market Value on the date of grant or extending the time during which options may be granted hereunder, or otherwise materially increasing the benefits accruing to participants under this Plan. The Granting Authority shall have the authority to amend the terms of any Incentive granted by it subject to the foregoing limitations and provided that no such amendment shall deprive any optionee of any rights thereunder without his written consent unless such amendment or rescission is required by law. In furtherance and not in limitation of the authority granted in this paragraph, any interpretation by a majority of the incumbent directors then serving on the Committee or the Board as to whether a sale or other disposition of assets by the Company or an acquisition of assets of another corporation constitutes a "sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation" for purposes of clause (iii) of the definition of Change in Control


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in Section 14 above shall be final and binding for all purposes of this Plan and any Incentive hereunder, notwithstanding that the transaction in question was, or is contemplated to be, submitted to shareholders of the Company for their approval and notwithstanding such approval.



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